                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               August 6, 2002
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         POWERBALL INTERNATIONAL, INC.

      (Exact name of registrant as specified in its charter)


          UTAH                     000-25873             84-1431425
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2095 West 2200 South, West Valley City, Utah 84119
              --------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 974-9120
                                                    --------------

                        ITEM 5. OTHER INFORMATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Powerball International, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on August 6, 2002 (the "Report"), I, Robert K. Ipson, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/S/ Robert K. Ipson

Robert K. Ipson
Chief Executive Officer and Chief Financial Officer
August 7, 2002









                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  POWERBALL INTERNATIONAL, INC.


                                  /S/Robert K. Ipson, Chairman and CEO

Date: August 7, 2002